EXHIBIT 10.39

                   Supplemental Agreement No. 3

                                to

                    Purchase Agreement No. 1663

                              between

                        The Boeing Company

                                and
                      UNITED AIR LINES, INC.

             Relating to Boeing Model 777-222 Aircraft

     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 27th day of October, 1995, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES,
INC., a Delaware corporation, (hereinafter called Buyer);

                       W I T N E S S E T H:

     WHEREAS, the parties hereto entered into an agreement dated as of December 18, 1990, relating to Boeing Model 777-222 aircraft (hereinafter referred to as the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof which is hereinafter called the "Purchase Agreement" and:

     WHEREAS, Buyer wishes to convert certain "A" Market Aircraft to "B" Market Aircraft;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

1. Article 1, "Subject Matter of Sale", is hereby deleted in its entirety and replaced with new Article 1, which is Attachment No.
1 hereto.



P.A. No. 1663                  S3-1

2. Article 2, "Delivery of Aircraft; Title and Risk of Loss", is hereby deleted in its entirety and replaced with a new Article 2 which is Attachment No. 2 hereto.

3. Article 3, "Basic Price", is hereby deleted in its entirety and replaced with a new Article 3 which is Attachment 3 hereto.

4. Article 5, "Payment", is hereby deleted in its entirety and replaced with a new Article 5 which is Attachment No. 4 hereto.

5. Article 8, "Federal Aviation Administration Requirements", is hereby deleted in its entirety and replaced with a new Article 8 which is attachment No. 12 hereto.

6. Article 9, "Demonstration Flights and Test Data", is hereby deleted in its entirety and replaced with a new article 9 which is Attachment No. 13 hereto.

7. In paragraph no. 1 of Part J to Exhibit B of the Purchase Agreement, Boeing agrees to provide Document No. M6-TBD, "Supplier Component Reliability (MTBF/MTBUR) Program Model 777 Airplanes"; prior to delivery of the first Model 777 Aircraft. Boeing hereby agrees to provide such document prior to delivery of the first 777 "A" Market Aircraft and also prior to delivery of the first 777 "B" Market Aircraft. Such document delivered for the 777 "B" Market Aircraft will contain only these systems in the "B" Market Aircraft that have differences in components, parts, software, of interfaces from the "A" Market Aircraft that relate to form, fit, function, interchangeability, reliability, or maintainability of such components, parts, software or interfaces.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663                 S3-2

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

10. Exhibit A to the Purchase Agreement is hereby deleted in its entirety and replaced with two new Exhibits A-1 and A-2, which are Attachments Nos. 5 and 6 respectively hereto.

11. Exhibit C to the Purchase Agreement is hereby deemed to apply exclusively to the 777 "A" Market Aircraft. A new Exhibit C-1 which applies exclusively to the 777 "B" Market Aircraft is hereby incorporated into the Purchase Agreement and is Attachment No. 14 hereto.

12. In Letter Agreement No. 6-1162-DLJ-829, the "Performance Guarantees", is a defined term referring to the Performance Guarantees attached to Letter Agreement No. 6-1162-DLJ-846. Henceforth, the Performance Guarantee referred to in Letter Agreement No. 6-1162-DLJ-829 for the "A" Market Aircraft will be those attached to Letter Agreement no. 6-1162-DLJ-1193 and for the "B" market Aircraft will be those attached to Letter Agreement No. 6-1162-RCN-925.

13. Letter Agreement No. 1162-DLJ-836, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] paragraph No. 1 applies exclusively to the "A" Market Aircraft.

14. Letter Agreement No. 6-1162-DLJ-848, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] paragraph Nos. 2, 3, 11, and 14 apply exclusively to the "A" Market Aircraft. Paragraph No. 1 applies to the "B" Market Aircraft only if there is a significant configuration change from the "A" Market (such as a crew rest). [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]



P.A. No. 1663                S3-3

15.  The following Letter Agreements apply exclusively to the "A"
Market Aircraft:

     6-1162-DLJ-846    -   Performance Guarantees
     6-1162-DLJ-1193   -   Performance Guarantees
     6-1162-DLJ-935    -   [*CONFIDENTIAL MATERIAL OMITTED AND
     6-1162-DLJ-947    -   FILED SEPARATELY WITH THE SECURITIES
     6-1162-DLJ-948    -   AND EXCHANGE COMMISSION PURSUANT TO
     6-1162-DLJ-955    -   A REQUEST FOR CONFIDENTIAL
     1663-5            -   TREATMENT]

16. Letter Agreement No. 6-1162-DLJ-837, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], is hereby deleted in its entirety and replaced with a new Letter Agreement 6-1162-RCN-859, which is Attachment No. 7 hereto.

17. In order to add the "B" Market Aircraft engine price to the airframe escalation exhibit, Exhibit D to the Purchase Agreement is hereby deleted in its entirety and replaced with a new Exhibit
D which is Attachment No. 8 hereto.

18.  A new Letter Agreement No. 6-1162-RCN-925, ""B" Market
Aircraft Performance Guarantees" which contains the Performance
Guarantees for the "B" Market Aircraft is hereby incorporated into the Purchase Agreement and Attachment No. 9 hereto.

19. A new Letter Agreement No. 6-1162-RCN-851, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] which addresses certain Buyer's "B" Market Aircraft to be used in the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby incorporated into the Purchase Agreement and is Attachment No. 10 hereto.

20. Letter agreement No. 6-1162-DLJ-835, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and replaced with a new Letter Agreement No. 6-1162-RCN-866 which is Attachment No. 11 hereto.

21.  A new Letter Agreement No. 1663-5A [*CONFIDENTIAL MATERIAL

P.A. No. 1663                  S3-4

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby incorporated into the Purchase Agreement and is Attachment
No. 15 hereto.

22.  A new Letter Agreement No. 6-1162-RCN-962 [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT] is hereby incorporated into the Purchase Agreement and is Attachment No. 17 hereto.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

24.  The parties agree that for any provision in the Purchase
Agreement which is applicable to the "B" Market Aircraft and contains a reference to Part E of Exhibit C; such reference shall be deemed to be Part E of Exhibit C-1.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

26. This Supplemental Agreement, including all of the Attachments, will be treated as privileged and confidential information pursuant to the terms of Letter Agreement No. 6-1162-
DLJ-832.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 UNITED AIR LINES

By: /s/ R.C. Nelson                By: /s/ Douglas A. Hacker
Its: Attorney-in-Fact              Its: Senior Vice President and
                                        Chief Financial Officer



P.A. No. 1663                 S3-5

Attachment No. 1
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 1

ARTICLE 1.     Subject Matter of Sale.

               1.1.1 "A" Market Aircraft Description". Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing, sixteen (16) Boeing Model 777-222 "A" Market Aircraft. Such aircraft are referred to individually and collectively as the "Aircraft" or "AIRCRAFT" or "the "A" Market Aircraft". The Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (as modified and describe in Exhibit A-1 attached hereto) as it may be modified from time to time in accordance with the terms and conditions of Article 7 herein. Such Detail Specification as so modified is by this reference incorporated in this Agreement and is hereinafter referred to as the "Detail Specification" or "the "A" Market Detail Specification." In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer other things under this Agreement including data, documents, training and services.

               1.1.2 "B" Market Aircraft Description". Boeing shall sell and deliver to Buyer, the Buyer shall purchase from Boeing, eighteen (18) Boeing Model 777-222 "B" Market Aircraft. Such aircraft are referred to individually and collectively as the "Aircraft" or "AIRCRAFT" or "the "B" Market Aircraft". The Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (as modified and described in Exhibit A-2 attached hereto) as it may be modified from time to time in accordance with the terms and conditions with Article 7 herein. Such Detail Specification as so modified by this reference incorporated in this Agreement and is hereinafter referred to as the "Detail Specification" or "the "B" Market Detail Specification." In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer other things

P.A. No. 1663                 S3-6

Attachment No. 1
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 2


under this Agreement including data, documents, training and services.

               1.2  Performance Guarantees. Any performance
guarantees applicable to the Aircraft shall be expressly included in this Agreement.



P.A. No. 1663                 S3-7

Attachment No. 2
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 1


ARTICLE 2.     Delivery of Aircraft; Title and Risk of Loss.

               2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft during or, if mutually agreed, before the months set forth in the following schedule:

               Month and Year
               of delivery                    Quantity of Aircraft

               "A" Market Aircraft

               May 1995                        Three (3)
               June 1995                       Two (2)
               July 1995                       One (1)
               September 1995                  One (1)
               October 1995                    One (1)
               November 1995                   One (1)
               December 1995                   Two (2)
               February 1996                   One (1)

               [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT]

               "B" Market Aircraft

               [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT]

If Boeing gives Buyer at least ten (10) days' advance notice of the delivery date for an Aircraft, and delivery is delayed beyond


P.A. No. 1663                  S3-1

Attachment No. 2
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 2


such date due to Buyer's fault or responsibility, Buyer shall promptly reimburse Boeing for all costs and expenses incurred by Boeing as a result of such delay, including but not limited to reasonable amounts for storage, insurance, taxes, preservation of protection of the Aircraft, and interest on payments due.

               2.2 Place of Delivery. Each Aircraft shall be delivered at an airport in the State of Washington selected by Boeing or at such alternate site as may be mutually agreed upon in writing. If delivery is made at an alternate site at Buyer's request, Buyer shall promptly reimburse Boeing for any increased costs incurred by Boeing as a result thereof.

               2.3 Title and Risk of Loss. Title to and risk of loss of each Aircraft shall pass from Boeing to Buyer upon delivery of such Aircraft but not prior thereto.

               2.4 Documents of Title. Upon delivery of and payment for each Aircraft, Boeing shall deliver to Buyer a bill of sale duly conveying to Buyer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.


P.A. No. 1663                 S3-2

Attachment No. 3
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 1

Article 3.     Price of Aircraft.

          3.1  Basic Price.

               3.1.1 Basic Price for the "A" Market Aircraft. The basic price of each of the "A" Market Aircraft shall be equal to the sum of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (ii) such price adjustments applicable to such "A" Market Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (Changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.

               3.1.2 Basic Price for the "B" Market Aircraft. The basic price of each of the "B" Market Aircraft shall be equal to the sum of (i) the airframe and special features for [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (ii) such price adjustments applicable to such "B" Market Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (Changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.

          3.2  Purchase Price.

               The purchase price of each Aircraft shall be equal to the sum of the following items as determined at the time of such Aircraft delivery; (i) the Basic Price of the "A" Market or "B" Market Aircraft, as applicable, (ii) the Airframe and Engine Price Adjustments to be determined pursuant to Exhibit D (Price Adjustment Due to Economic Fluctuations - Airframe and Engine) attached hereto or the applicable provisions determined in Article
3.1 above, and (iii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Exhibit E (Buyer Furnished Equipment

P.A. No. 1663                 S3-1

Attachment No. 3
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 2

Document) or other written agreements executed by Boeing and Buyer (the "Purchase Price").

P.A. No. 1663                 S3-2

Attachment No. 4
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 1

ARTICLE 5.     Payment.

     5.1 Advance Payment Base Price. The advance payment base price of each Aircraft, depending on the month and year of scheduled delivery, is indicated below:

     Month and Year of           Advance Payment Base
     Scheduled Delivery          Price per Aircraft

     "A" Market Aircraft
                         [*CONFIDENTIAL MATERIAL OMITTED
     May 1995            AND FILED SEPARATELY WITH THE
     June 1995           SECURITIES AND EXCHANGE COMMISSION
     July 1995           PURSUANT TO A REQUEST FOR
     September 1995      CONFIDENTIAL TREATMENT]
     October 1995
     November 1995
     December 1995
     February 1996

     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]

     "B" Market Aircraft

     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]









P.A. No. 1663                  S3-1

Attachment No. 4
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 2


Such advance payment base prices will be used to determine the amount of the first advance payment to be made by Buyer on each Aircraft pursuant to the provisions of Article 5.2. The advance payment base price of each Aircraft has been established using currently available forecast of the escalation factors used by Boeing and applicable to the scheduled month and year of Aircraft delivery. The advance payment base prices will be further increased or decreased by Boeing not later than twenty-five (25) months prior to the scheduled month of delivery, as required to reflect the effects of the then-current forecasted escalation factors used by Boeing in accordance with Exhibit D. The advance payment base price of each Aircraft, including any adjustments made thereto, as contemplated herein, is referred to as the "Advance Payment Base Price."

     5.2 Advance Payments. Buyer shall pay to Boeing advance payments for each Aircraft on the dates indicated in the schedule below. The advance payment amount for an Aircraft due on a payment date shall be equal to (i) the sum of the advance payment percentages given in such schedule through the payment date multiplied by the Advance Payment Base Price for the Aircraft provided to Buyer pursuant to Article 5.1 for such payment date, less (ii) the sum of the advance payment amounts paid by Buyer to Boeing on such Aircraft up to such payment date.


P.A. No. 1663                  S3-2

Attachment No. 4
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 3


          Due Date of Payment           Amount Due per Aircraft




          [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
          A REQUEST FOR CONFIDENTIAL TREATMENT]




     5.3 Payment for Aircraft. Concurrently with delivery of each Aircraft, Buyer shall pay to Boeing the Purchase Price thereof, less the total amount of advance payments theretofore received by Boeing for such Aircraft under Article 5.2.

     5.4 Repayment of Advance Payments. If this Agreement is terminated with respect to any Aircraft (i) by Buyer under
Article 6.2, (ii) by Buyer under Article 11, or (iii) by failure of Buyer to provide Boeing with written notice pursuant to
Article 6.4, then Boeing shall promptly repay to Buyer, without interest, any advance payments received by Boeing from Buyer here under with respect to any Aircraft so terminated. If this Agreement is terminated by Boeing under Article 6.2, then Boeing shall promptly


P.A. No. 1663                  S3-3

Attachment No. 4
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 4


repay to Buyer with interest any advance payments received by Boeing from Buyer hereunder with respect to any Aircraft so terminated.

      5.5 Payment in United States Funds. All prices and payments set forth in this Agreement are in United States Dollars. All payments required under this Agreement shall be made in United States Dollars and in immediately available funds by (i) transfer to the party to receive payment of a cashier's check drawn on a member bank, located at Seattle, Washington, of the United States Federal Reserve System mutually acceptable to the parties, or (ii) unconditional deposit to the account of the party to receive payment in a bank in the United States mutually acceptable to the parties. Buyer shall comply with all applicable monetary and exchange control regulations, and shall obtain any necessary authority from the governmental agency administering such regulations in order to enable Buyer to make payments at the time and place and in the manner and medium specified herein.

P.A. No. 1663                 S3-4

Attachment No. 5
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 1

                            EXHIBIT A-1
                                TO
                    PURCHASE AGREEMENT NO. 1663
                      DATED DECEMBER 18, 1990
                              BETWEEN
                        THE BOEING COMPANY
                                AND
                      UNITED AIR LINES, INC.

                 "A" MARKET AIRCRAFT CONFIGURATION

       The Detail Specification, referred to in Article 1 of the Purchase Agreement for the "A" Market Aircraft is Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Such Detail Specification shall be comprised of Boeing Configuration Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as amended to incorporate the applicable Specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. As soon as practicable Boeing shall furnish to Buyer copies of the Detail Specification, which copies shall reflect the effect of such changes. It is understood and agreed that the basic price of the Aircraft, as set forth in Article 3 of this Agreement, reflects and includes all applicable price effects of such changes.

P.A. No. 1663                 S3-1

Attachment No. 6
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 1


                            EXHIBIT A-2
                                TO
                    PURCHASE AGREEMENT NO. 1663
                      DATED DECEMBER 18, 1990
                              BETWEEN
                        THE BOEING COMPANY
                                AND
                      UNITED AIR LINES, INC.
                 "B" MARKET AIRCRAFT CONFIGURATION



       The Detail Specification, referred to in Article 1 of the Purchase Agreement for the "B" Market Aircraft is Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], for Aircraft WA013, as further revised to include Pratt & Whitney model PW4090 engines and the following changes:



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663                  7-1

Attachment No. 7
6-1162-RCN-859


United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:       Letter Agreement No.
               6-1162-RCN-859 to
               Purchase Agreement No. 1663 -
               [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement No. 1663 dated as of even date herewith (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (United), relating to the sale by Boeing and the purchase by United of thirty-four (34) Model 777-222 aircraft (hereinafter referred to as the Aircraft).

Further reference is made to Letter Agreement 1663-5 dated as of even date herewith to the Purchase Agreement relating to the granting of options to purchase thirty-four (34) Model 777-222 option aircraft (the Option Aircraft).

This letter, when accepted by Buyer, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663

Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 2


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 3


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 4



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 5



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 6



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 7






[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 8






[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 9






[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 10






[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 11






[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 12






[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 13






[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
62-RCN-859 Page 14






[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 15


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

23.  Non-Disclosure.

     The parties understand that certain commercial and financial information contained in this letter agreement is considered as privileged and confidential. The parties agree that they will treat such information as privileged and confidential and will not, without prior written consent of the other party, disclose such information to any other person except as may be required by
(i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of
Article 11.2 of the Purchase Agreement. In connection with any such disclosure or filing of such information pursuant to any applicable law or governmental regulations; Buyer shall request and use its best reasonable efforts to obtain confidential treatment of such information. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment. In fulfilling its obligations under this paragraph 11, the parties shall only be required to use the same degree of care to prevent unauthorized disclosure and use of the information contained in this Letter Agreement as they would use to prevent the disclosure and use of its own commercial and financial information of the same or similar nature and which it considers proprietary or confidential.



P.A. No. 1663
Attachment No. 7
United Air Lines, Inc.
6-1162-RCN-859 Page 16




If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By: /s/ R.C. Nelson
Its: Attorney-in-Fact

ACCEPTED AND AGREED TO this
Date: October 27, 1995

UNITED AIR LINES, INC.

By: /s/ Douglas A. Hacker
Its: Senior Vice President and
     Chief Financial Officer


P.A. No. 1663
Attachment 8
Exhibit D to
Purchase Agreement No. 1663
Page 1

                      PRICE ADJUSTMENT DUE TO
                       ECONOMIC FLUCTUATIONS
                     AIRFRAME PRICE ADJUSTMENT
                        1990 AHE BASE PRICE

(a)  The adjustment in airframe price of each Aircraft ("Airframe
Price Adjustment" herein) shall be determined at the time of Aircraft delivery in accordance with the following formula:

          Pa  =  (P + F) (AA + BB) - P

(b)       The following definitions shall apply herein:

          Pa  =  Airframe Price Adjustment.

          AA  =  .65 x     H
                        -------
                        $16.053

          BB  =  .35 x    W
                        -----
                        113.4

     In determining the value of AA, the ratio of H divided by $16.053 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by 0.65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

     In determining the value of BB, the ratio of w divided by
113.4 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by 0.35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

     P    =  Aircraft basic price (as set forth in Article 3.1 of
             the Agreement) less the base price of Engines (as defined in the Exhibit D) in the amount of [*CONFIDENTIAL MATERIAL OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE
             COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL

P.A. No. 1663                    D-1
Attachment 8
Exhibit D to
Purchase Agreement No. 1663
Page 2

             TREATMENT] for the "A" Market Aircraft and
             [*CONFIDENTIAL MATERIAL OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE
             COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
             TREATMENT] for the "B" Market Aircraft.

     F    =  0.005 (N)(P). Where N = the calendar year of
             scheduled Aircraft delivery, minus 1990.

     AHE = "Average Gross Hourly Earnings of Production Workers in Aircraft Companies" (Standard Industrial Classification Code 3721 - Aircraft) as released by the Bureau of Labor Statistics, U.S. Department of Labor. For the months of October 1983 and on such Code values shall contain a pro rata effect of the lump-sum payment to hourly workers provided for in aerospace wage contracts.

  $16.053    =  3 month average of AHE for Dec. 89, Jan & Feb 90

             =  15.98 + 16.04 + 16.14
                ---------------------
                         3

        H    =  The three-month arithmetic average of the AHE values
                (expressed as a decimal and rounded to the nearest thousandth) for the months set forth in the table below for the applicable Aircraft.

      ICI    =  Industrial Commodities Index as set forth in
                the "Producer Prices and Price Indexes" (Base Year
                1982 = 100) as released by the Bureau of Labor
                Statistics, U.S. Department of Labor.

    113.4    =  3 month average of ICI for Dec 89, Jan & Feb 90

             =  112.3 + 114.2 + 113.6
                ---------------------
                         3

        w    =  The three-month arithmetic average of the ICI values
                (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

P.A. No. 1663                  D-2
Attachment 8
Exhibit D to
Purchase Agreement No. 1663
Page 3

 Month of Scheduled
Aircraft Delivery as      Quantity      Months to be Utilized
Set Forth in Article         of           in Determining the
2.1 of the Agreement      Aircraft         Value of H and W

May 1995                 Three (3)
June 1995                 Two (2)
July 1995                 One (1)     [*CONFIDENTIAL
September 1995            One (1)     OMITTED AND FILED
October 1995              One (1)     SEPARATELY WITH THE
November 1995             One (1)     SECURITIES AND EXCHANGE
December 1995             Two (2)     COMMISSION PURSUANT TO A
                                      REQUEST FOR CONFIDENTIAL
February 1996             One (1)     TREATMENT]
                          One (1)
[*CONFIDENTIAL            One (1)
MATERIAL OMITTED AND      One (1)
FILED SEPARATELY WITH
THE SECURITIES AND
EXCHANGE COMMISSION
PURSUANT TO A REQUEST
FOR CONFIDENTIAL
TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

(c) In addition, it is understood that at the time of delivery of each of the Aircraft to Buyer, Boeing may be unable to determine the precise Airframe Price Adjustment for such Aircraft because the applicable AHE and ICI values may not be released by the Bureau of Labor Statistics, or if released, may be adjusted at a later date by such Bureau. Accordingly, the parties agree as follows:

     (i) The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft will be determined by utilizing the escalation provisions set forth above. The most current AHE and ICI values released by the Bureau of Labor Statistics for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) and available to

P.A. No. 1663                 D-3
Attachment 8
Exhibit D to
Purchase agreement No. 1663
Page 4

Boeing at the time the escalation calculation is made shall be used to calculate the adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph (c)(iii) below shall apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ICI values as defined above, such rebased values will be incorporated into the numerator and the denominator of part BB of the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, shall be deemed to be the payment for such Aircraft required at the delivery thereof, and title to such Aircraft will be conveyed to Buyer upon such delivery.

       (ii) Subsequent to delivery of each of the Aircraft, Boeing may from time to time make revisions to the value of the Airframe Price Adjustment for such Aircraft to reflect any changes in AHE or ICI values previously used to determine such Airframe Price Adjustment. If the U.S. Department of Labor revises any previously released values by removing or replacing such values, or by describing such revision by footnote, appendix or by any other method, the revised values shall be used to revise the value of the Airframe Price Adjustment. Such adjustments) by Boeing, if any, shall be made within 12 months after delivery of such Aircraft, except as provided in Paragraph
(c)(iii) below.

       (iii) If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of its AHE and/or ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released AHE and/or ICI values for any months needed to determine the applicable Aircraft Airframe Price Adjustment, the parties shall, prior to delivery of any such Aircraft, select a substitute for such AHE or ICI values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental

P.A. No.                       D-4
Attachment 8
Exhibit D to
Purchase Agreement No. 1663
Page 5

United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original AHE or ICI values as they may have fluctuated during the applicable time period. Appropriate revision of the formula shall be made as required to reflect any substitute values. However, if within twenty-four (24) months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing AHE or ICI values for the months needed to determine the Airframe Price Adjustment, such values shall be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

       (iv) In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor and material costs occurring since February 1990, which is consistent with the applicable provisions of paragraphs (a) and (b) of this Exhibit D.

       (v) If required, Boeing will submit either a supplemental invoice or refund the amounts due Buyer as appropriate to reflect any increase or decrease in the Airframe
Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft. Any payments due Boeing or Buyer shall be made with reasonable promptness.

(d) For the calculations herein, the AHE and ICI values shall be the latest values that have been released by the U.S.
Department of Labor, Bureau of Labor Statistics.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.


P.A. No. 1663                 D-5
Attachment 8
Exhibit D to
Purchase Agreement No. 1663
Page 6

             ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
                        "A" MARKET AIRCRAFT

(a)  The basic price of each "A" Market Aircraft set forth in
Article 3.1 of the Purchase Agreement includes an aggregate price for PW4073 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
The adjustment in Engine price applicable to each "A" Market Aircraft ("A" Market "Engine Price Adjustment" herein) shall be determined at the time of "A" Market Aircraft delivery in accordance with the following formula:

     Pa   =    (P) (AA + BB + CC) - P

(b)  The following definitions shall apply herein:

     Pa   =    "A" Market Engine Price Adjustment

     P    =    Aqqregate "A" Market Engine Base Price
               [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT]

     AA   =    .60 x     L
                      ------
                      $14.68

     BB   =    .30 x    m
                      -----
                      121.7

     CC   =    .10 x    E
                       ----
                       73.7

P.A. No. 1663                  D-6
Attachment 8
Exhibit D to
Purchase Agreement No. 1663
Page 7

In determining the value of AA, BB and CC, the ratio of L divided by $14.68, M divided by 121.7 and E divided by 73.7 shall be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) shall not be rounded. The value of the sum of AA + BB + CC shall also be rounded to the nearest ten-thousandth.

     L    =    Labor Index, which is the "Hourly Earnings of
               Aircraft Engines and Engine Parts Production
               Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled aircraft delivery.

$14.68    =    Published Labor Index (SIC 3724) for December,
               1989.

     M    =    Material Index, which is the "Producer Price Index
               - Code 10, Metals and Metal Products," (Base Year
               1982 = 100) published by the Bureau of Labor
               Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled
               Aircraft delivery.

 121.7    =    Published Material Index (Code 10) for December,
               1989.

     E    =    Fuel Index, which is the "Producer Price Index
               Code 5, Fuels and Related Products and Power"
               (Base Year 1982 = 100) published for the Bureau of
               Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled
               Aircraft delivery.

  73.7    =    Published Fuel Index (Code 5) for December, 1989.


P.A. No. 1663                   D-7
Attachment 8
Exhibit D to
Purchase Agreement No. 1663
Page 8

The "A" Market Engine Price Adjustment shall not be made if it would result in a decrease in the aggregate "A" Market Aircraft
Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the "A" Market Engine Price Adjustment shall be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date thirty (30) days prior to the scheduled "A" Market Aircraft delivery to Buyer. Such Index values shall be considered final and no revision to the "A" Market Engine Price Adjustment shall be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the Bureau of Labor Statistics, U. S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data), or (ii) discontinues publication of any of the data referred to above or (iii) temporarily discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet jointly with Boeing and Buyer and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the "A" Market Engine Price Adjustment provisions set forth above shall be made to accomplish this result for affected Engines.

In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the purchase price of the Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1989 to the


P.A. No. 1663                  D-8
Attachment 8
Exhibit D to
Purchase Agreement No. 1663
Page 9

seventh month preceding the month of scheduled delivery of the applicable "A" Market Aircraft.

(e) The Engine escalation provisions set forth above shall be appropriately amended to reflect changes in such provisions (including any increase in "A" Market Engine base price) established by the Engine manufacturer as of the date of entering into a definitive agreement to purchase the "A" Market Aircraft and applicable to Engines for delivery to Boeing during the same approximate time period as the "A" Market Aircraft.

NOTES: Any rounding of a number, as required under this Exhibit D with respect to escalation of the Engine price, shall be accomplished as follows: if the first digit of the portion to, be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.


P.A. No. 1663                   D-9
Attachment No. 8
Exhibit D to
Purchase Agreement No. 1663
Page 10

             ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY

                        "B" MARKET AIRCRAFT

(a) The basic price of each "B" Market Aircraft set forth in Article 3.1 of the Purchase Agreement includes an aggregate price for PW4090 Engines of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The adjustment in Engine price applicable to each "B" Market Aircraft ("B" Market "Engine Price Adjustment" herein) shall be determined at the time of "B" Market Aircraft delivery in accordance with the following formula:

(a)  Pa   =    (P) (AA+BB+CC) - P

(b)  The following definitions shall apply herein:

     Pa   =    "B" Market Engine Price Adjustment

     P    =    Aggregate "B" Market Engine Base Price as set
               forth in paragraph (a) above.

     AA   =    .60 x     L
                      ------
                      $17.13

     BB   =    .30 x    m
                      -----
                      120.2

     CC   =    .10 x   E
                      ----
                      74.7

     In determining the value of AA, BB and CC, the ratio of L divided by $17.13, M divided by 120.0 and E divided by 74.7 shall be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) shall not be rounded. The value of the sum of AA + BB + CC shall also be rounded to the nearest ten-thousandth.

P.A. No. 1663                 D-10
Attachment No. 8
Exhibit D to
Purchase Agreement No. 1663
Page 11

          L    =    Labor Index, which is the "Hourly Earnings of
                    Aircraft Engines and Engine Parts Production
                    Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

     $17.13    =    Published Labor Index (SIC 3724) for December,
                    1993.

          M    =    Material Index, which is the "Producer Price
                    Index - Code 10, Metals and Metal Products,"
                    (Base Year 1982 = 100) published by the
                    Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

      120.2    =    Published Material Index (Code 10) for
                    December, 1993.

          E    =    Fuel Index, which is the "Producer Price
                    Index Code 5, Fuels and Related Products and
                    Power" (Base Year 1982 = 100) published by the Bureau of Labor Statistics, U.S.
                    Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

        74.7   =    Published Fuel Index (Code 5) for December,
                    1993.

The "B" Market Engine Price Adjustment shall not be made if it would result in a decrease in the aggregate "B" Market Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the "B" Market Engine Price Adjustment shall be those



P.A. No. 1663                  D-11
Attachment No. 8
Exhibit D to
Purchase Agreement No. 1663
Page 12

published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date thirty (30) days prior to the scheduled "B" Market Aircraft delivery to Buyer. Such Index values shall be considered final and no revision to the "B" Market Engine Price Adjustment shall be made after Aircraft delivery for any subsequent changes in published Index values.

(d)  If the Bureau of Labor Statistics, U.S. Department of Labor,
(i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data), or (ii) discontinues publication of any of the data referred to above or (iii) temporarily discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet jointly with Boeing and Buyer and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the "B" Market Engine Price Adjustment provisions set forth above shall be made to accomplish this result for affected engines.

In the event the "B" Market Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1993, to the seventh month preceding the month of scheduled delivery of the applicable "B" Market Aircraft.

(e) The Engine escalation provisions set forth above shall be appropriately amended to reflect changes in such provisions
(including any increase in "B" Market Engine base price) established by P&WA as of the date of entering into a definitive

P.A. No. 1663                  D-12
Attachment no. 8
Exhibit D to
Purchase Agreement No. 1663
Page 13

agreement to purchase the "B" Market Aircraft and applicable to Engines for delivery to Boeing during the same approximate time period as the "B" Market Aircraft.

NOTE: Any rounding of a number, as required under this Attachment C with respect to escalation of the Engine price, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.



P.A. No. 1663                  D-13
Attachment No. 9
6-1162-RCN-925



United Air Lines, Inc.
P. 0. Box 66100
Chicago IL 60666

Subject:      Letter Agreement No. 6-1162-RCN-925 to Purchase
              Agreement No. 1670 -
              "B" Market Aircraft Performance Guarantees

Gentlemen:

Reference is made to Purchase Agreement No. 1663 dated December 18, 1990, (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (United), relating to the sale by Boeing and the purchase by United of thirty-four (34) Model 777-222 aircraft (hereinafter referred to as the Aircraft).

This letter, when accepted by Buyer, will become part of the Purchase Agreement and will evidence cur further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

Set forth in the Attachment hereto are the performance guarantees applicable to the "B" Market Aircraft (the Performance Guarantees). The Performance Guarantees shall be deemed to be part of the Detail Specification as though fully set forth therein. All provisions of the Purchase Agreement and ail Exhibits thereto shall be applicable to the Performance Guarantees in the same manner and to the same extent as would be the case if the Performance Guarantees had been set forth in full in the Detail Specification.

Attachment No. 9
United Air Lines, Inc.
6-1162-RCN-925 Page 2



If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ R.C. Nelson

Its Attorney-in-Fact


ACCEPTED AND AGREED TO this
Date: October 27, 1995
UNITED AIR LINES, INC.


By: /s/ Douglas A. Hacker

Its: Senior Vice President and
     Chief Financial Officer


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 1


                   MODEL 777-200 PERFORMANCE GUARANTEES
                              PW4090 ENGINES


               SECTION        CONTENTS

                  1           AIRCRAFT MODEL APPLICABILITY

                  2           FLIGHT PERFORMANCE

                  3           MANUFACTURER'S EMPTY WEIGHT

                  4           SOUND LEVELS

                  5           AIRCRAFT CONFIGURATION

                  6           GUARANTEE CONDITIONS

                  7           GUARANTEE COMPLIANCE

                  8           EXCLUSIVE GUARANTEE


G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 2


1         AIRCRAFT MODEL APPLICABILITY

          The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 777-200 Aircraft with a maximum takeoff weight of 624,700 pounds,a maximum landing weight of 460,000 pounds, a maximum zero fuel weight of 430,000 pounds and a fuel capacity of 44,700 U.S. gallons, and equipped with Boeing furnished PW4090 engines operated at a Boeing equivalent thrust rating of 90,200 pounds and flat rated to 86 degrees F at sea level.

2         FLIGHT PERFORMANCE

2.1       Takeoff

2.1.1 The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 86 degrees F,at a sea level altitude, from a 10,500 foot runway and using maximum takeoff thrust, shall not be less than the following guarantee value:

                 NOMINAL:     [*CONFIDENTIAL MATERIAL OMITTED
                 TOLERANCE:   AND FILED SEPARATELY WITH THE
                 GUARANTEE:   SECURITIES AND EXCHANGE
                              COMMISSION PURSUANT TO A REQUEST
                              FOR CONFIDENTIAL TREATMENT]

2.1.2 The FAA approved takeoff climb limited gross weight without using the improved climb performance procedure at a temperature of 86 degrees F, and at a sea level altitude and with the Aircraft configuration used to show compliance with Paragraph 2.1.1 and using maximum takeoff thrust, shall not be less than the following guarantee value:


G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 3


                 NOMINAL:     [*CONFIDENTIAL MATERIAL OMITTED
                 TOLERANCE:   AND FILED SEPARATELY WITH THE
                 GUARANTEE:   SECURITIES AND EXCHANGE
                              COMMISSION PURSUANT TO A REQUEST
                              FOR CONFIDENTIAL TREATMENT]

2.1.3 The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 86 degrees F, at an altitude of 5,431 feet, from a 12,000 foot runway and using maximum takeoff thrust, shall not be less than the following guarantee value:

                 NOMINAL:     [*CONFIDENTIAL MATERIAL OMITTED
                 TOLERANCE:   AND FILED SEPARATELY WITH THE
                 GUARANTEE:   SECURITIES AND EXCHANGE
                              COMMISSION PURSUANT TO A REQUEST
                              FOR CONFIDENTIAL TREATMENT]


G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 4

2.1.4 The FAA approved takeoff climb limited gross weight without using the improved climb performance procedure at a temperature of 86 degrees F, and at an altitude of 5,431 feet and with the Aircraft configuration used to show compliance with Paragraph 2.1.3 and using maximum takeoff thrust, shall not be less than the following guarantee value:

                 NOMINAL:     [*CONFIDENTIAL MATERIAL OMITTED
                 TOLERANCE:   AND FILED SEPARATELY WITH THE
                 GUARANTEE:   SECURITIES AND EXCHANGE
                              COMMISSION PURSUANT TO A REQUEST
                              FOR CONFIDENTIAL TREATMENT]

2.2  Landing

2.2.1 The FAA approved landing field length at a gross weight of 460,000 pounds and at a sea level altitude, shall not be more than the following guarantee value:

                 NOMINAL:     [*CONFIDENTIAL MATERIAL OMITTED
                 TOLERANCE:   AND FILED SEPARATELY WITH THE
                 GUARANTEE:   SECURITIES AND EXCHANGE
                              COMMISSION PURSUANT TO A REQUEST
                              FOR CONFIDENTIAL TREATMENT]

2.2.2 The FAA approved landing climb limited gross weight at a temperature of 86 degrees F, and at a sea level altitude, with the Aircraft configuration used to show compliance with Paragraph 2.2.1, and with engine bleed for air conditioning with two packs operating, shall not be less than the following guarantee value:

                 NOMINAL:     [*CONFIDENTIAL MATERIAL OMITTED
                 TOLERANCE:   AND FILED SEPARATELY WITH THE
                 GUARANTEE:   SECURITIES AND EXCHANGE
                              COMMISSION PURSUANT TO A REQUEST
                              FOR CONFIDENTIAL TREATMENT]





G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 5

2.2.3     The  FAA  approved  landing field length  at  a  gross
          weight  of 460,000 pounds and at an altitude of  5,431
          feet, shall not be more than the following guarantee value:

                 NOMINAL:     [*CONFIDENTIAL MATERIAL OMITTED
                 TOLERANCE:   AND FILED SEPARATELY WITH THE
                 GUARANTEE:   SECURITIES AND EXCHANGE
                              COMMISSION PURSUANT TO A REQUEST
                              FOR CONFIDENTIAL TREATMENT]
G95-001

Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 6


2.2.4 The FAA approved landing climb limited gross weight at a temperature of 86 degrees F, and at an altitude of 5,431 feet, with the Aircraft configuration used to show compliance with Paragraph 2.2.3, and with engine bleed for air conditioning with two packs operating, shall not be less than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]

2.3       Enroute One-Engine-Inoperative Weight

          The FAA approved enroute one-engine-inoperative gross weight at which the available gross climb gradient equals
          1.1 percent at an altitude of 17,800 feet on an ISA+10 degrees C day using not more than maximum continuous thrust with engine and wing anti-ice bleed on, shall not be less than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]



G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 7

2.4       Altitude Capability - All Engines Operating

2.4.1 The altitude capability at a gross weight of 600,000 pounds on a standard day and satisfying the conditions defined below, shall not be less than the following guarantee value:

               NOMINAL:    [*CONFIDENTIAL MATERIAL
               TOLERANCE:  OMITTED AND FILED SEPARATELY
               GUARANTEE:  WITH THE SECURITIES AND
                           EXCHANGE COMMISSION PURSUANT TO A
                           REQUEST FOR CONFIDENTIAL TREATMENT]

          Conditions:

          1) The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust, at 0.84 Mach number.

          2) The Aircraft shall be capable of maintaining a rate of climb of 300 feet per minute using not more than maximum climb thrust, at 0.84 Mach number.

          3) The Aircraft shall be capable of at least a 1.3 g maneuver load factor at buffet onset, at 0.84 Mach number.

2.4.2     The  altitude  capability at a gross  weight  of  500,000
          pounds on an ISA+15 degrees C day and satisfying the conditions defined below, shall not be less than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]



G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 8


          Conditions:

          1) The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust, at 0.84 Mach number.

          2) The Aircraft shall be capable of maintaining a rate of climb of 300 feet per minute using not more than maximum climb thrust, at 0.84 Mach number.

          3) The Aircraft shall be capable of at least a 1.3g maneuver load factor at buffet onset, at 0.84 Mach number.


G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090
Page 9

2.5       Range

2.5.1     The  still air range at a cruise altitude of 10,000  feet
          on  an  ISA+10 degrees C day at 310 knots calibrated  Air  Speed,
          starting  at  a  gross  weight  of  480,000  pounds   and
          consuming 20,000 pounds of fuel, using not more than maximum cruise thrust with engine and wing anti-ice bleed on, shall not be less than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]

2.5.2     The  still air range at a cruise altitude of 15,000  feet
          on  an  ISA+10 degrees C day at 310 knots Calibrated  Air  Speed,
          starting  at  a  gross  weight  of  480,000  pounds   and
          consuming 20,000 pounds of fuel, using not more than maximum cruise thrust with engine and wing anti-ice bleed on, shall not be less than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]

2.5.3     The  still air range at a cruise altitude of 20,000  feet
          on  an  ISA+10 degrees C day at 310 knots Calibrated  Air  Speed,
          starting  at  a  gross  weight  of  480,000  pounds   and
          consuming 20,000 pounds of fuel, using not more than maximum cruise thrust with engine and wing anti-ice bleed on, shall not be less than the following guarantee value:





G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 10

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]

2.5.4     The  still air range at a cruise altitude of 31,000  feet
          on an ISA+10 degrees C day at 0.84 Mach number, starting at a gross weight of 610,000 pounds and consuming 20,000 pounds of fuel, and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]



2.5.5     The  still air range at a cruise altitude of 35,000  feet
          on an ISA+10 degrees C day at 0.84 Mach number, starting at a gross weight of 580,000 pounds and consuming 20,000 pounds of fuel, and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]


2.5.6     The  still air range at a cruise altitude of 39,000  feet
          on an ISA+10 degrees C day at 0.84 Mach number, starting at a gross weight of 430,000 pounds and consuming 20,000 pounds of fuel, and using not more than maximum cruise thrust, shall not be less than the following guarantee value:


G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 11

2.5.7     The  still air range at a cruise altitude of 41,000  feet
          on an ISA+10 degrees C day at 0.84 Mach number, starting at a gross weight of 430,000 pounds and consuming 20,000 pounds of fuel, and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]
G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 12

2.6       Mission

2.6.1     Mission Payload

          The payload for a stage length of 5,497 nautical miles in still air (equivalent to a distance of
          5,036 nautical miles with a 41 knot headwind, representative of a Paris to Los Angeles route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]

          Conditions and operating rules:

          Stage     The  stage length is defined as the sum of the
          Length    distances for climb, cruise, and descent.

          Takeoff:  The airport altitude is 387 feet.

                    The airport temperature is 46 degrees F.

                    The runway length is 11,860 feet prior to subtracting the lineup allowance.

                    The takeoff lineup allowance is 272 feet.

                    The runway slope is 0.231 percent uphill.

                    The following obstacle definition is based
                    on a straight-out departure where obstacle
                    height  and  distance are  specified  with
                    reference  to  the  liftoff  end  of   the
                    runway:

                                Distance   Height
                            1.  1641 Feet  26 Feet
                            2.  3462 Feet  46 Feet




G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 13

                    Maximum takeoff thrust is used for the takeoff.

                    The takeoff gross weight shall conform to FAA Regulations.

        Climbout Following the takeoff to 35 feet, the Aircraft Maneuver accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

          Climb:    The  Aircraft climbs from 1,500 feet above  the
                    departure  airport  altitude  to  10,000   feet
                    altitude at 250 KCAS.

                    The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 315 KCAS.

                    The climb continues at 315 KCAS until
                    0.83 Mach number is reached.

                    The climb continues at 0.83 Mach number to the initial cruise altitude.

                    The temperature is standard day during Climb.

                    Maximum climb thrust is used during climb.

          Cruise:   The Aircraft cruises at 0.84 Mach number.

                    The initial cruise altitude is 31,000 feet.

                    A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

                    The temperature is standard day during cruise.

                    The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

          Descent: The Aircraft descends from the final cruise altitude at 0.83 Mach number until 310 KCAS is reached.

G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 14

                    The  descent  continues  at  310  KCAS  to   an
                    altitude of 10,000 feet. At that altitude the Aircraft decelerates to 250 KCAS.

                    The  descent  continues  at  250  KCAS  to   an
                    altitude of 1,500 feet above the destination airport altitude.

                    Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

                    The temperature is standard day during descent.

         Approach  The  Aircraft decelerates to the final approach
         Landing   speed  while extending landing gear and  flaps,
         Maneuver  then descends and lands

                    The destination airport altitude is 126 feet.

       Fixed       For  the purpose of this guarantee and for  the
       Allowances  purpose  of  establishing compliance  with  the guarantee, the following shall be used as fixed quantities and allowances:

                     Taxi-out:
                         Fuel:  [*CONFIDENTIAL MATERIAL OMITTED AND
                                FILED SEPARATELY WITH THE
                                SECURITIES AND EXCHANGE COMMISSION
                                PURSUANT TO A REQUEST FOR
                                CONFIDENTIAL TREATMENT]

Takeoff and Climbout Maneuver:
                         Fuel      [*CONFIDENTIAL MATERIAL OMITTED AND
                         Distance  FILED SEPARATELY WITH THE SECURITIES
                                   AND EXCHANGE COMMISSION PURSUANT TO A
                                   REQUEST FOR CONFIDENTIAL TREATMENT]

G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090
Page 15


Approach and Landing Maneuver:
                         Fuel:  [*CONFIDENTIAL MATERIAL OMITTED AND
                                FILED SEPARATELY WITH THE
                                SECURITIES AND EXCHANGE COMMISSION
                                PURSUANT TO A REQUEST FOR
                                CONFIDENTIAL TREATMENT]

                    Taxi-in (shall be consumed from the reserve fuel)

                         Fuel:  [*CONFIDENTIAL MATERIAL OMITTED AND
                                FILED SEPARATELY WITH THE
                                SECURITIES AND EXCHANGE COMMISSION
                                PURSUANT TO A REQUEST FOR
                                CONFIDENTIAL TREATMENT]

                    Usable reserve fuel remaining upon completion of the approach and landing maneuver:
                    [*CONFIDENTIAL MATERIAL OMITTED AND FILED
                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT]
G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 16

2.6.2     Mission Payload

          The payload for a stage length of 5,858 nautical miles in still air (equivalent to a distance of 5,187 nautical miles with a 56 knot headwind, representative of a Los Angeles to Osaka route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]

          Conditions and operating rules:

          Stage     The  stage  length is defined as the  sum  of  the
          Length:   distances for climb, cruise and descent.

          Takeoff:      The airport altitude is 126 feet.

                        The takeoff gross weight is 632,500 pounds.

                        The airport temperature is 62 degrees F.

                        The runway length is 12,093 feet prior to subtracting the lineup allowance.

                        The takeoff lineup allowance is 272 feet.

                        The runway slope is 0.341 percent uphill.

                        The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
                                  Distance     Height
                                1. 709 Feet    8 Feet
                                2. 899 Feet   14 Feet



G95-001
Attachment A to letter Agreement
No. 6-1162-RCN-925
PW4090
Page 17

                    Maximum takeoff thrust is used for the takeoff.

                    The  takeoff gross weight shall conform to  FAA
                    Regulations.


          Climbout Following the takeoff to 35 feet, the Aircraft Maneuver accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

          Climb:    The  Aircraft climbs from 1,500 feet above  the
                    departure  airport  altitude  to  10,000   feet
                    altitude at 250 KCAS.

                    The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 315 KCAS.

                    The climb continues at 315 KCAS until 0.83 Mach number is reached.

                    The climb continues at 0.83 Mach number to the initial cruise altitude.

                    The temperature is standard day during climb.

                    Maximum climb thrust is used during climb.

          Cruise:   The Aircraft cruises at 0.84 Mach number.

                    The initial cruise altitude is 31,000 feet.

                    A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.





G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 18

                    The temperature is standard day during cruise. The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

          Descent: The Aircraft descends from the final cruise altitude at 0.83 Mach number until 310 KCAS is reached.

                    The  descent  continues  at  310  KCAS  to   an
                    altitude of 10,000 feet. At that altitude the Aircraft decelerates to 250 KCAS.

                    The  descent  continues  at  250  KCAS  to   an
                    altitude of 1,500 feet above the destination airport altitude.

                    Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

                    The temperature is standard day during descent.


        Approach    The Aircraft decelerates to the final approach
        and Landing speed while extending landing gear and flaps,
        Maneuver:   then descends and lands

                    The destination airport altitude is 26 feet.

       Fixed        For  the purpose of this guarantee and for  the
       Allowances:  purpose  of establishing compliance  with  this guarantee, the following shall be used as fixed quantities and allowances:



G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090
Page 19

                 Taxi-out:
                    Fuel:  [*CONFIDENTIAL MATERIAL OMITTED AND
                           FILED SEPARATELY WITH THE SECURITIES AND
                           EXCHANGE COMMISSION PURSUANT TO A
                           REQUEST FOR CONFIDENTIAL TREATMENT]

                 Takeoff and Climbout Maneuver:
                    Fuel       [*CONFIDENTIAL MATERIAL OMITTED AND
                    Distance   FILED SEPARATELY WITH THE SECURITIES
                               AND EXCHANGE COMMISSION PURSUANT TO A
                               REQUEST FOR CONFIDENTIAL TREATMENT]

                 Approach and Landing Maneuver:
                    Fuel:  [*CONFIDENTIAL MATERIAL OMITTED AND
                           FILED SEPARATELY WITH THE SECURITIES
                           AND EXCHANGE COMMISSION PURSUANT TO A
                           REQUEST FOR CONFIDENTIAL TREATMENT]

                 Taxi-in (shall be consumed from the reserve fuel):
                    Fuel:  [*CONFIDENTIAL MATERIAL OMITTED AND
                           FILED SEPARATELY WITH THE SECURITIES AND
                           EXCHANGE COMMISSION PURSUANT TO A
                           REQUEST FOR CONFIDENTIAL TREATMENT]

                 Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]










G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 20


2.6.3     Operational Empty Weight Basis

          The Operational Empty Weight (OEW) derived in the following is the basis for the mission guarantees of Paragraph 2.6.1 and 2.6.2.

          777-200 Weight Summary - UNITED AIRLINES  Pounds

                 Standard Model Specification MEW

                 Configuration     [*CONFIDENTIAL MATERIAL OMITTED
                 Specification:      AND FILED SEPARATELY WITH THE
                 Dated:              SECURITIES AND EXCHANGE
                 Passengers: 305     COMMISSION PURSUANT TO A
                 (24F/54C/227Y)      REQUEST FOR CONFIDENTIAL
                 Engines: Two
                 PW4084 engines rated
                 at 84,600 pounds
                 thrust
                 Fuel Capacity:
                 Maximum Taxi
                 Weight:
Post Configuration Specification Weight Increase

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 21

*Weight Included in MEW:


                        Quantity      Pounds     Pounds



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4M Engines
Page 22

2.6.4     Standard and Operational Items Allowance


                            Quantity   Pounds   Pounds   Pounds





[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 23


2.6.5    United Airlines Interior Lopa 772-021


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 24

2.6.6     Additional Change Requests


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 25




3         MANUFACTURER'S EMPTY WEIGHT




[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]



G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 26

4         SOUND LEVELS

4.1.1     Community Sound Levels

          The Aircraft shall be certified in accordance with Stage 3 requirements of FAR Part 36 (essentially equivalent to ICAO Annex 16, Volume 1, Chapter 3).

          The following external noise levels apply to operation in still air at a sea level airport with a temperature of 77 degrees F and a relative humidity of 70%.

4.1.2     Takeoff Condition

          Sound level at a point on the ground, 6,500 meters from brake release and directly under the flight path, following a takeoff with flap position 5 and with a brake release gross weight of 632,500 pounds using a thrust cutback procedure and a climbout speed of V2 + 10 knots, shall not be greater than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]

4.1.3     Approach Condition

          Sound level at a point 394 feet below an approach path, in which the aircraft is descending at an angle of 3 degrees at a constant airspeed corresponding to Vref + 10 knots at a gross weight of 460,000 pounds with maximum landing flap setting and landing gear extended, shall not be greater than the following guarantee value:

               NOMINAL:     [*CONFIDENTIAL MATERIAL
               TOLERANCE:   OMITTED AND FILED SEPARATELY
               GUARANTEE:   WITH THE SECURITIES AND
                            EXCHANGE COMMISSION PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL TREATMENT]


G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 27


5         AIRCRAFT CONFIGURATION

5.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Paragraph
          2.6.3. Appropriate adjustment shall be made for changes approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2 The guarantee payload of Paragraph 2.6.1 and 2.6.2 will be adjusted by Boeing for the effect of the following on OEW, and the Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

          (1) Changes to the Aircraft configuration defined in Paragraph 2.6.3 including Change Requests, Master-Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

          (2) The difference between the passenger seat and engine weight allowances given in Appendix IV of the Detail Specification and the actual weights.



G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 28


6         GUARANTEE CONDITIONS

6.1       All  guaranteed performance data are based on  the
          ICAO International  Standard  Atmosphere   (ISA)   and
          specified variations therefrom; altitudes are pressure altitudes.

6.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, those set forth in FAR Part 25 effective February 1, 1965, plus Amendments 25-1 through 25-82 excluding Paragraph 25.571
          (e) (1) , which remains at Amendment 71 level.

6.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4 The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, and with anti-skid operative unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off. The improved climb performance procedure will be used for takeoff as required unless otherwise specified. The landing climb limited weight is based on engine bleed for air conditioning with two packs operating, but no engine bleed for thermal anti-icing and the Auxiliary Power Unit (APU) is turned on. The landing performance is based on the use of automatic spoilers.



G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 29

6.5 The enroute one-engine-inoperative altitude guarantee is based on engine bleed for air conditioning with two packs operating. No engine bleed for thermal anti-icing is provided unless otherwise specified. The APU is turned on.

6.6 The all-engine altitude capability, range, and the climb, cruise and descent portions of the mission
          guarantees   include   allowances   for   normal   power
          extraction and engine bleed for normal operation of  the
          air   conditioning  system.   Normal  electrical   power
          extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a
          nominal   cabin  temperature of 75 degrees F, and all air
          conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 7,880 cubic feet per minute including passenger cabin recirculation
          (nominal  recirculation  is 50  percent).   The  APU  is
          turned off unless otherwise specified.

6.7       The  all-engine  altitude  capability,  range,  and  the
          climb, cruise, and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 30 percent of the mean aerodynamic chord.

6.8 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.75 pounds per U.S. gallon.

6.9 Boeing equivalent thrust is defined as the installed takeoff net thrust at 0.25 Mach number, sea level, standard day (no airbleed, but with horsepower extraction included) multiplied by 1.255, then rounded to the nearest 100 pounds.

G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 30

7         GUARANTEE COMPLIANCE

7.1 Compliance with the guarantees of Sections 2, 3, and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2 Compliance with the takeoff, landing, and enroute one-engine-inoperative altitude guarantees, the buffet onset portion of the altitude capability guarantee, the takeoff portion of the mission guarantees, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 777-200 described in
          Section 1 except that the takeoff weight used to show compliance with Paragraph 2.6.2 may exceed the takeoff weight limit appearing on the Weight Limitations page in the FAA approved Airplane Flight manual for the Model 777-200 in which case such guarantee compliance shall not be construed as authorizing operation at such a weight.

7.3 Compliance with all-engine altitude capability, range, and with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.4 The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

7.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

7.6 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.7 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine's meeting its manufacturer's performance specifications.



G95-001
Attachment A to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 31


8         EXCLUSIVE GUARANTEES

          The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.


G95-001
Attachment No. 10
6-1162-6-1162-RCN-851

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:       Letter Agreement No. - 6-3162-RCN-851 to
               Purchase Agreement No. 1663
               [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement No. 1663 dated as of even date herewith (the Purchase Agreement) between The Boeing Company (Boeing), United Air Lines, Inc. (United) and United Worldwide Corporation (Worldwide), relating to the sale by Boeing and the purchase by United and Worldwide (collectively the Buyer) of thirty-four (34) Model 777-222 aircraft (hereinafter referred to as the Aircraft).

This letter when accepted by Buyer, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.


[* CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663
Attachment No. 10
United Air Lines Inc.
6-1162-RCN-851 Page 2



[* CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663
Attachment No. 10
United Air Lines Inc.
6-1162-RCN-851 Page 3




[* CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663
Attachment No. 10
United Air Lines Inc.
6-1162-RCN-851  Page 4


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /S/ R.C. Nelson

Its Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date: October 27, 1995

UNITED AIR LINES, INC.

By /S/ Douglas A. Hacker

Its Senior Vice President and
    Chief Financial Officer


P.A. No. 1663
Attachment No. 11
6-1162-RCN-866


United Air Lines, Inc.
P.0. Box 66100
Chicago, Illinois 60666

Subject:       Letter Agreement No. 6-1162-RCN-866 to
               Purchase Agreement No. 1663
               [* CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT]



Gentlemen:

Reference is made to Purchase Agreement No. 1663 dated as of even date herewith (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (United) relating to the sale by Boeing and the purchase by United of thirty-four (34) Model 777-222 aircraft (hereinafter referred to as the Aircraft).

This letter, when accepted by Buyer, will become part of the Purchase Agreement and will evidence our further agreement with respect to, the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

1. In consideration of Buyer's purchase of the Aircraft, should Buyer purchase 777 "A" Market full flight simulators or fixed base simulators for ownership or use by Buyer and for delivery after the date of execution of the Purchase Agreement Boeing shall grant Buyer a license for 777-200 "A" Market simulator packages for such simulators) for the prices set forth below. The prices are quoted in 1990 dollars and subject to escalation. Except as set forth in this letter agreement, all terms and conditions relating to the licensing of such simulator data will be substantially the same as Boeing Agreement No. 6-1171-SD-105, dated December 15, 1988, for Buyer's licensing of Model 757-222 simulator data.

P.A. No. 1663
Attachment No. 11
United Air Lines, Inc.
6-1162-RCN-866 Page 2

       Initial Set      [*CONFIDENTIAL MATERIAL OMITTED AND FILED
       Subsequent Sets  SEPARATELY WITH THE SECURITIES AND
       Concurrent Sets  EXCHANGE COMMISSION PURSUANT TO A REQUEST
                        FOR CONFIDENTIAL TREATMENT


2. The price to upgrade the "A" Market simulators discussed in paragraph 1 above to include "B" Market Aircraft capability is given below. The prices quoted are in 1995 dollars and are subject to escalation.

       Initial Set      [*CONFIDENTIAL MATERIAL OMITTED AND FILED
       Subsequent Sets  SEPARATELY WITH THE SECURITIES AND
       Concurrent Sets  EXCHANGE COMMISSION PURSUANT TO A REQUEST
                        FOR CONFIDENTIAL TREATMENT


The Initial Set price applies to the first license of a 777-200 data package from either paragraph 1 or 2 above, as applicable. The Concurrent Set price applies to an additional license of the simulator data package from either paragraph 1 or paragraph 2, as applicable, and such license must be obtained within 5 years from the respective Initial Set data license. Beyond 5 years, the Subsequent Set price will apply.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By /S/ R.C. Nelson

Its Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:                     , 1995

UNITED AIR LINES, INC.

By /S/ DOUGLAS A. HACKER

Its Senior Vice President and
    Chief Financial Officer

P.A. No. 1663
Attachment No. 12 to
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 1

ARTICLE 8.     Federal Aviation Administration Requirements.

       8.1    Certificates.  Boeing shall:

               (a)  obtain from the FAA a Type Certificate
(transport category) issued pursuant to Part 21 of the Federal
Aviation Regulations for the type of aircraft purchased under this Agreement, and

               (b)  obtain for each Aircraft at the time of
delivery a Standard Airworthiness Certificate issued pursuant to
Part 21 of the Federal Aviation Regulations which will permit operation of such Aircraft under Part 91 of such FARS. Buyer shall cooperate with Boeing in complying with the foregoing requirements.

Boeing shall not be obligated to obtain any other certificates or approvals for the Aircraft except as expressly provided in paragraph 2-54-00 of the Detail Specification and Article 8.5 of the Purchase Agreement.

       8. 2    Provisions.  Boeing shall deliver each Aircraft
with provisions suitable for that equipment required to be incorporated on such Aircraft as set forth in the Detail Specification, to meet those additional requirements of the Federal Aviation Regulations which (i) are generally applicable with respect to transport category aircraft to be used in United States certificated air carriage and (ii) are required to be complied with on or before the date of delivery of such Aircraft. Buyer shall cooperate with Boeing in complying with the foregoing requirements.


       8.3 Changes. If any addition or change to, or modification or testing of, any Aircraft (in this Article 8 individually and collectively called "Change") is required,

P.A. No. 1993
                                 8-1
Attachment No. 12 to
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 2


pursuant to any law or governmental regulation or requirement or interpretation thereof by any governmental agency (in this Article any such law or governmental regulation or requirement or interpretation thereof is called a "Governmental Regulation") , whether promulgated prior to or subsequent to the date of this Agreement, in order to meet the requirements of Article 8.1 or 8.2, such Change shall be made to such Aircraft prior to delivery.

[* CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

              8.3.3 If such Change is necessary to meet the requirements of Article 8.2, Buyer shall pay Boeing's reasonable charge for such Change.

       8.4 Delay and Change Order. If delivery of any Aircraft is delayed by the incorporation in such Aircraft of any Change required to be made under Article 8.3, such delay shall be an Excusable Delay within the meaning of Article 6. Boeing shall issue and Buyer shall accept a Change Order reflecting any Change required to be made under Article 8.3, which Change Order shall set forth in detail the particular Changes to be made therein and the effect, if any, of such changes on design, performance, weight, balance, time of delivery and basic price of the affected Aircraft.


P.A. No. 1663
                               8-2
Attachment No. 12 to
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 3

Notwithstanding the provisions of Article 7.1 of this Agreement, any Change Orders issued pursuant to this Article 8.4 need not be signed by Buyer and shall be deemed to be accepted by Buyer and effective upon the date of Boeing's transmittal of such Change Order.

       8.5 Discontinuance. If the use of either of the Certificates identified in Article 8.1 is discontinued during the performance of this Agreement, thereafter reference to such discontinued Certificate shall be deemed a reference to any other certificate or instrument issued by the FAA which corresponds to such Certificate, or if there should not be any such other certificate or instrument, then Boeing shall be deemed to have obtained such discontinued Certificate or Certificates upon demonstrating that each Aircraft complies with the performance guarantees set forth in this Agreement.



P.A. No. 1663
                               8-4
Attachment No. 13 to
Supplemental Agreement No. 3
Purchase Agreement No. 1663
Page 1


ARTICLE 9.     Demonstration Flights and Test Data.

       9.1 Demonstration Flights. Each Aircraft shall be test flown by Boeing for such periods as may be required to demonstrate to Buyer the functioning of the Aircraft and its equipment. The aggregate duration of such flights shall not be less than one and one-half (1-1/2) hours. Five (5) persons (or more if consented to by Boeing) designated by Buyer may participate in such flights as observers.

       9.2 Flight Test Data. Boeing shall furnish to Buyer, as soon as practicable, flight test data, obtained on an aircraft of the type purchased hereunder, certified as correct by Boeing, to evidence compliance with any and all performance guarantees set forth in this Agreement. Any such performance guarantee shall be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft, if actually flown, would comply with such guarantee.

       9.3 Use of Aircraft. Boeing may use any of the Aircraft to be purchased hereunder for flight and ground tests prior to delivery if such tests are deemed necessary by Boeing

              (a)   to obtain the certificates required under
Article 8.1, and

                     (i) other aircraft of the type purchased hereunder are not available for such tests, or

                     (ii) special features incorporated in the Aircraft (but not incorporated in other aircraft of the type purchased hereunder) necessitate such tests, or

                     (iii) the Engines (as defined in Exhibit D to this Agreement) to be installed on the Aircraft are of different manufacture or type from those installed on other aircraft of the type purchased hereunder; or


P.A. No. 1663
                               9-1
Attachment No. 13 to
Supplemental Agreement No. 3
Purchase Agreement No. 1663
Page 2

              (b) to evaluate actual or contemplated changes for the improvement of aircraft of the type purchased hereunder which may be offered for incorporation, in production or by retrofit, in any Aircraft, except Boeing's use of the Aircraft as described in this subparagraph (b) shall not exceed in the aggregate ten (10) flight hours beyond that required for acceptance of the Aircraft.

       9.4 Boeing Indemnity. Boeing shall indemnify and hold harmless Buyer, UAL Corporation and each of Buyer's observers from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Boeing but not employees, officers or agents of Buyer or UAL Corporation, or for loss of or damage to any property, arising out of or in connection with the operation of the Aircraft during all demonstration and test flights conducted under the provisions of this Article 9 prior to delivery (and whether or not arising in tort or occasioned in whole or in part by the negligence of Buyer, UAL Corporation or any of Buyer's observers, whether active, passive or imputed).

       9.5 Conformance with Detail Specification. If, during any flight or test as herein required, any of the Aircraft or any accessory, equipment or part thereon shall fail to conform to or comply with the Detail Specification or shall fail to function properly, Boeing shall promptly correct the defects and deficiencies involved and conduct such additional demonstration, flights as may be reasonably necessary to demonstrate the proper correction thereof, all without charge to Buyer, except that Buyer shall be responsible for the cost of correcting the defects and deficiencies in BFE when such defect or deficiency is not the fault of Boeing.

       9.6 Inspection and Acceptance. Promptly upon the completion of its manufacture in accordance with the Detail


P.A. No. 1663
                               9-2
Attachment No. 13 to
Supplemental Agreement No. 3
Purchase Agreement No. 1663
Page 3


Specification and upon completion of the demonstration flights provided for in Article 9.1, each Aircraft shall be submitted at Boeing's plant for final inspection and acceptance by Buyer. Upon completion of Buyer's final inspection, Buyer shall give notice to Boeing of either its (i) acceptance, (ii) qualified acceptance, or
(iii) rejection of such Aircraft. If the Aircraft is rejected, Buyer shall in such notice state the reasons for its rejection, specifying in what respects such Aircraft fails to comply with the terms of this Agreement or the Detail Specification set forth therein. In the event of rejection of such Aircraft by Buyer, Boeing shall promptly notify Buyer as to Boeing's concurrence or nonconcurrence (and the extent of such nonconcurrence) with Buyer's reasons for rejection. If Boeing does not concur with Buyer's reason for rejection, the usual remedies for breach of this Agreement shall be preserved to both parties. If Boeing concurs with Buyer's reasons for rejection, then Boeing will promptly proceed to correct the conditions which were specified as the basis for rejection by Buyer and with which Boeing concurred. Upon correction of such conditions, Boeing shall, if so requested by Buyer and agreed to by Boeing (which agreement shall not be unreasonably withheld), perform, at no additional cost to Buyer, additional demonstration flights of such Aircraft as may be reasonably required to demonstrate compliance with the Detail Specification. Upon completion of any such required corrections, such Aircraft shall once again be submitted at Boeing's plant for final inspection by Buyer in accordance with the procedures stated above. If, upon such inspection, such Aircraft is not rejected as hereinabove provided, Boeing shall proceed with and Buyer will accept delivery thereof. Buyer shall indicate its acceptance or qualified acceptance by signing an acceptance certificate in the form attached hereto as Exhibit F, as the same may be amended by agreement of the parties, and no other acknowledgment or receipt of such Aircraft or its condition shall be required by Boeing or Buyer. In the event that Boeing shall not, within ninety (90) days after the month of scheduled delivery of such Aircraft, have


P.A. No. 1663
                               9-3
Attachment No. 13 to
Supplemental Agreement No. 3
Purchase Agreement No. 1663
Page 4


corrected all conditions which were specified as a basis for rejection of such Aircraft by Buyer and with which Boeing concurred, all remedies for breach of this Agreement shall be preserved to both parties. In the event Buyer qualifiedly accepts delivery but claims that there are deficiencies in or failure of such Aircraft to comply with the terms of this Agreement or the Detail Specification, such deficiencies shall be stated on the acceptance certificate (Exhibit F hereto) to the extent that Buyer may reasonably do so and may reasonably be expected to be aware of or able to ascertain the same. Any acceptance of an Aircraft pursuant to this Article 9.6 shall not impair Boeing's warranties set forth in Part A of Exhibit B.


P.A. No. 1663
                               9-4
Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 1

                CUSTOMER SUPPORT DOCUMENT NO. 1663
                               Dated
                            Relating to
             BOEING MODEL 777-222 "B" MARKET AIRCRAFT


      This Customer Support Document is Exhibit C-1 to and forms a part of Purchase Agreement No. 1663 between The Boeing Company
(Boeing) and United Air Lines, Inc. (Buyer) relating to the purchase of Boeing Model 777-222 "B" Market Aircraft. This
Customer Support Document consists of the following parts:

       PART A    Boeing maintenance Training Program

       PART B    Boeing Customer Support Services

       PART C    Boeing Flight Training Program

       PART D    Technical Data and Documents

       PART E    Buyer's Indemnification of Boeing and Insurance



P.A. No. 1663
                              C-1-I
Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 2

                              PART A

                BOEING MAINTENANCE TRAINING PROGRAM


1.     General.

       This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.     Maintenance Training Program.

      If requested by Buyer at least 12 months prior to delivery of the first "B" Market Aircraft, Boeing agrees to provide 1 Maintenance Training course consisting of classroom training to acquaint up to 15 of Buyer's personnel with any operational, structural or systems differences between the first "B" Market Aircraft scheduled for delivery pursuant to this Agreement and the last "A" Market Aircraft for which maintenance training and/or materials were delivered by Boeing to Buyer that are significant to the maintenance of the Aircraft. Such course will be scheduled by mutual agreement of Boeing's and Buyer's maintenance training organizations.


P.A. No. 1663                  C-1
                               A-2
Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 3


3.     Training Materials.


[* CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



4.     Training at a Facility Other Than Boeing's.

[* CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663                    C-1
                                 A-3
Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 4





[* CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1663                      C-1
                                   A-4


Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 5


                             PART B

                BOEING CUSTOMER SUPPORT SERVICES


1.     General

       This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.     Field Service Engineering.

      [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1663                   C-1
                                B-5
Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 6

3.     Additional Engineering Support Services.

      [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


4.    Special Services.

       4.1    Facilities, Ground Equipment and Maintenance Planning
              Assistance.

      [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1663                 C-1
                              B-6
Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 7

       4.2    Additional Services.

             Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which may include such items as Master Changes (Kits and/or Data), training and maintenance and repair of the Aircraft. Providing such additional services will be subject to (i) mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor including disclaimer and release, exclusion of consequential and other damages and indemnification and insurance requirements.

       4.3    Post-Delivery Aircraft Services.

             If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

              4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

              4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

              4.3.3 Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

              4.3.4 The Disclaimer and Release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C-1 will apply to such Boeing work.

              4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.



P.A. No. 1663                     C-1
                                  B-7

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 8

5.     Additional Informational Services.

      Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.


P.A. No. 1663                 C-1
                              B-8


Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 9


                             PART C

                 BOEING FLIGHT TRAINING PROGRAM

1.     General.

       This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.


      [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


2.     Flight Training Program.

      [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]



3.     Training Materials.

      [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1663                 C-1
                              C-9


Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 10


4.     Training at a Facility Other Than Boeing.

      [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1663                  C-1
                               C-10
Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 11

                             PART D

                  TECHNICAL DATA AND DOCUMENTS

1.     General.

      Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 28 to Air Transport Association of America Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the specific exception of the Illustrated Parts Catalog, which will be prepared essentially in accordance with the provisions of Revision 28 thereto. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

2.     Treatment of Data and Documents.

       2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

       2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.





P.A. No. 1663                  C-1
                               D-11

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 12


       2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Maintenance Manuals, Wiring Diagram Manuals, Systems Schematics Manuals, and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.     Document Formats and Quantities.

      [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


4.     Revision Service.

      [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]



P.A. No. 1663                   C-1
K/UAL                          D-12

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 13

5.     Supplier Technical Data.

       Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's "A" Market Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment.

6.     Additional Data and Documents.

       If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

7.     Buyer's Shipping Address.

       Boeing will ship the Documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.


P.A. No. 1663                  C-1
K/UAL                          D-13

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 22

                             PART E

         BUYERS INDEMNIFICATION OF B0EING AND INSURANCE



     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]


P.A. No. 1663

K/UAL                       E-22
Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 23



     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]



P.A. No. 1663                C
K/UAL                        E-23
Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 24






     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]



P.A. No. 1663                   C
K/UAL                           E-24

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 25

A.  FLIGHT OPERATIONS:

  1.  Airplane Flight Manual       [*CONFIDENTIAL MATERIAL
                                   OMITTED AND FILED SEPARATELY
                                   WITH THE SECURITIES AND
  Note:   An Additional copy       THE SECURITIES AND EXCHANGE
          is placed aboard         COMMISSION PURSUANT TO A
          each airplane at         REQUEST FOR
          delivery as required     CONFIDENTIAL TREATMENT]
          by FAR's.


  2.  Operations Manual    *                            *
      and 1 Mag Tape

  3.  Weight and Balance   *                            *
      Control and Loading
      Manual

  4.  Dispatch Deviation   *                            *
      Procedures Guide

  5.  Flight Crew          *                            *
      Training Manual

  6.  Performance          *                            *
      Engineer's Manual

  7.  Baggage/Cargo        *                            *
      Loading Manual
      and 1 Mag Tape

  8.  Fault Reporting      *                            *
      Manual and 1
      Mag Tape

  9.  Jet Transport        *                            *
      Performance Methods
      (total quantity -
      all models)

  10.  FMC Supplemental    *                            *
       Data




P.A. No. 1663                 C-1
K/UAL                         F-25

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 26

11.  Operational Performance Software (OPS)

    a. Inflight and Report  [*CONFIDENTIAL MATERIAL OMITTED
       Programs             AND FILED SEPARATELY WITH THE
                            SECURITIES AND EXCHANGE
                            COMMISSION PURSUANT TO A REQUEST
                            FOR CONFIDENTIAL TREATMENT]
                            *                           *

                            *                           *

                            *                           *

    b.  Airplane            *                           *
        Performance
        Monitoring
        (APM/HISTRY)

                            *                           *

                            *                           *

                            *                           *


B.   MAINTENANCE

    1.  Maintenance Manual  * [*CONFIDENTIAL MATERIAL OMITTED AND
        Part I 8 Printed 2    FILED SEPARATELY WITH THE SECURITIES
        Sides                 AND EXCHANGE COMMISSION PURSUANT TO A
        Part II 6 Printed   * REQUEST FOR CONFIDENTIAL TREATMENT
        2 Sides

                            *

                            *

                            *


P.A. No. 1663                  C-1
K/UAL                          F-26

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 27

    2.  Wiring Diagram  [*CONFIDENTIAL MATERIAL OMITTED AND FILED
        Manual          SEPARATELY WITH THE SECURITIES AND EXCHANGE
        and 1 Mag Tape  COMMISSION PURSUANT TO A REQUEST FOR
                        CONFIDENTIAL TREATMENT]
                        *                  *       *




                        *                  *       *



                        *                          *


                                                   *


                                                   *


                        *                          *


                                                   *


    3.  System Schematics
        Manual and 1 Mag
        Tape
                        *                          *

                        *                          *

                                                   *


 P.A. No. 1663                    C-1
 K/UAL                            F-27

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 28


    4.  Ramp Maintenance Manual   [*CONFIDENTIAL MATERIAL OMITTED
        and 1 Mag Tape            AND FILED SEPARATELY WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION
                                  PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                  TREATMENT]
    5.  Fault Isolation     *                          *
        Manual (if separate)
                            *                          *

                            *                          *

                            *                          *


    6. Structural Repair    *                          *
       Manual and 1 Mag Tape
                            *                          *

                            *                          *


    7. Component            *                          *
       Maintenance/
       Overhaul Manuals
       and 1 Mag Tape       *                          *

                                                       *


    8. Chapter 20 Standard  *                          *
       Overhaul Practices
       Manual
       (total quantity-all  *                          *
       models) and 1 Mag Tape
                            *                          *


    9. Chapter 20 Standard  *                          *
       Wiring
       Practices Manual
       (total quantity-all  *                          *
       models) and 1 Mag Tape
                            *                          *


 P.A. No. 1663                C-1
 K/UAL                        F-28

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 29

    10. Non-Destructive    [*CONFIDENTIAL MATERIAL OMITTED AND
        Test Manual        FILED SEPARATELY WITH THE SECURITIES
        and 1 Mag Tape     AND EXCHANGE COMMISSION PURSUANT TO A
                           REQUEST FOR CONFIDENTIAL TREATMENT]

    11. Service          *                         *
        Bulletins
        and 1 Digital

    12. Service          *                         *
        Bulletins Index

    13. Corrosion        *                         *
        Prevention Manual
        and 1 Mag Tape
                         *                         *

                                                   *


    14. Fuel Measuring
        Stick Calibration
        Document (In Maintenance
        Manual)

    15. Power Plant      *                         *
        Buildup Manual
        and 1 Mag Tape
                                                   *

                                                   *


    16. In-Service       *                         *
        Activity Report

    17. Significant      *                         *
        Service Item
        Summary

    18. All Operators    *                         *
        Letters

    19. Service Letters  *                         *

    20. Service Letters  *                         *
        Index

    21. Structural Item  *                         *
        Interim Advisory

    22. Maintenance      *                         *
        Tips






P.A. No. 1663                     C-1
K/UAL                             F-29

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page  30

C.  MAINTENANCE PLANNING

    1.  Maintenance      [*CONFIDENTIAL MATERIAL OMITTED AND FILED
        Planning Data    SEPARATELY WITH THE SECURITIES AND EXCHANGE
        Documents        COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
        and 1 Mag Tape   TREATMENT]


    2.  Maintenance      *                         *
        Task Cards



    3.  Maintenance      *                         *
        Inspection
        Intervals Report
        (total quantity-
        all models)

D.  SPARES

    1.  Illustrated                                *
        Parts Catalog
        (Select one
        format only)
        and 1 Mag Tape                             *

                                                   *

                                                   *


    2.  Standards Books

        a.  Index                                  *

                         *                         *

        b.  Parts                                  *
            Standards

                         *                         *

        c.  Parts                                  *
            Specifications

                         *                         *

        d.  Standards                              *
            for Repair

                         *                         *

        e.  Obsolete                               *
            Standards

                         *                         *




P.A. No. 1663                    C-1
K/UAL                            F-30


Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 31

    f.  Commercial       [*CONFIDENTIAL MATERIAL OMITTED AND FILED
        Markers          SEPARATELY WITH THE SECURITIES AND EXCHANGE
                         COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                         TREATMENT]


    g.  Commercial       *
        Markers +


    h.  Passenger Cabin                            *
        Symbology (Commercial
        Placards)
                         *                         *

    i.  Process                                    *
        Standards

                         *                         *

    j.  Material                                   *
        Standards

                         *                         *

    k. Drafting                                    *
       Standards Practices

                         *                         *

    l. Specification                               *
       Support
       Standards
                         *                         *

E.  FACILITIES AND EQUIPMENT PLANNING

    1. Facilities and    *                         *
       Equipment Planning
       Document

    2.  Special Tool     *                         *
        and Ground Handling
        Equipment Drawings

                                                   *

                                                   *


    3.  Special Tool     *                         *
        and Ground
        Handling
        Equipment Drawings
        Index






 P.A. No. 1663                     C-1
 K/UAL                             F-31

Attachment No. 14
Supplemental Agreement No. 3
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 32


    4.  Supplementary      [*CONFIDENTIAL MATERIAL OMITTED AND
        Tooling            FILED SEPARATELY WITH THE SECURITIES
        Documentation      AND EXCHANGE COMMISSION PURSUANT TO A
        (total quantity-   REQUEST FOR CONFIDENTIAL TREATMENT]
        all models)

    5.  System Test
        Equipment
        Document

    6.  Illustrated      *                         *
        Tool and
        Equipment List
        Manual           *                         *
        and 1 Mag Tape
                                                   *


    7.  Airplane         *                         *
        Recovery Document

    8.  Airplane         *                         *
        Characteristics
        for Airport Planning

    9.  Crash, Fire and  *                         *
        Rescue Document

    10. Engine Handling  *                         *
        Document

 F.  COMPUTER SOFTWARE DOCUMENTATION FOR AIRBORNE COMPONENTS

        Computer         *                         *
        Software Index

 G.  SUPPLIER TECHNICAL DATA

        Product Support  *                         *
        Supplier
        Directory (total
        quantity -
        all models)

P.A. No. 1663                      C-1
K/UAL                              F-32



Attachment No. 15

1663-5A

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:      Letter Agreement No. 1663-5A to
              Purchase Agreement No. 1663 -
              [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement No. 1663 dated as of even date herewith (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (United) relating to the sale by Boeing and the purchase by United of thirty-four (34) Model 777-222 aircraft (hereinafter referred to as the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

1.     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
       THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.     "B" Market Option Aircraft Description.

       2.1 Each "B" Market Option Aircraft (hereinafter "Option Aircraft") will be powered by PW4090 engines. Such Option Aircraft will be manufactured in accordance with Boeing Detail [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as defined in Exhibit A-2 to the Purchase Agreement, as amended or revised to incorporate (i) the changes developed for Boeing's basic Model 777-200 aircraft between the date of this Letter Agreement and the execution of a definitive agreement to purchase the Option Aircraft, (ii) changes made pursuant to Article 7 of the Purchase Agreement and (iii) any changes required pursuant

P.A. No. 1663
K/UAL

Attachment No. 15
United Air Lines, Inc.
1663-5A   Page 2

to any law or governmental regulation or requirement or any interpretation thereof by any governmental agency, in order to obtain a Standard Certificate of Airworthiness. Changes to the Detail Specification incorporated pursuant to the provisions of clauses (i), (ii), and (iii) above shall include the effects of such changes upon Option Aircraft basic price, purchase price, weight, balance, design and performance.

3.     Price.

       3.1     Base Price.

               The basic price of each Option Aircraft is [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The basic price above includes the prices of Engine (as defined below) as set forth in Exhibit D to the Purchase Agreement. Such Engine prices are used for reference purposes only. It is understood and agreed that the basic price set forth above and the price adjustment provisions set forth in Exhibit D to the Purchase Agreement will be revised by Boeing to incorporate the price and price adjustment provisions, if necessary, when the engine manufacturer (P&WA) establishes such prices and provisions for such Engines.

              3.1.1  Basic Price.  The basic price of each Option
Aircraft shall be the applicable basic price set forth in 3.1 above,

                     (A)  increased or decreased by Boeing's then
current prices for Buyer's special features incorporated in the applicable Detail Specification as of the date of execution of a definitive agreement to purchase such Option Aircraft,

                     (B) adjusted to reflect the price effects of the changes referred to in clauses (i), (ii) and (iii) of paragraph 2 herein,

                     (C) adjusted for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive purchase agreement for the Option Aircraft and,

                     (D)  adjusted to reflect the price effect of
changes referred to in paragraphs 2 or 3.


P.A. No. 1663
K/UAL

Attachment No. 15
United Air Lines, Inc.
1663-5A   Page 3

        3.2     Purchase Price.

                The purchase price of each Option Aircraft shall be the applicable basic price thereof at the time of Option Aircraft delivery adjusted for economic fluctuations in accordance with the provisions of Airframe Price Adjustment and the Engine Price Adjustment for "B" Market Aircraft contained in Exhibit D to the Purchase Agreement.

4.      Payment.

        4.1     Advance Payment Base Price.

                The option Aircraft advance payment base price depending on the month and year of scheduled delivery are set forth below.


                                          Advance Payment Base
           Month and year of                Price per Option
           Scheduled Delivery                   Aircraft


         [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
         REQUEST FOR CONFIDENTIAL TREATMENT]




P.A. No. 1663
K/UAL

Attachment No. 15
United Air Lines, Inc.
1663-5A   Page 4

                                          Advance Payment Base
           Month and year of                Price per Option
           Scheduled Delivery                   Aircraft


         [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
         REQUEST FOR CONFIDENTIAL TREATMENT]

Each such advance payment base price shall be adjusted to reflect the price effects of the changes referred to in paragraph 3.1 herein and for the effects of escalation on the price of any such change utilizing Boeing's then current advance payment escalation factor applicable for the month and year of such Option Aircraft delivery.

The advance payment base price of each Option Aircraft, including any such adjustments thereto, is hereinafter referred to as the "advance payment base price".

       4.2 The advance payment base prices of each Option Aircraft determined in accordance with paragraph 4.1 have been established using currently available forecasts of the escalation factors used by Boeing and applicable to the scheduled month and year of Option Aircraft delivery. Such advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement, using the then-current forecasted escalation factors used by Boeing, to determine the amount of the first advance payment to be made by Buyer on each Option Aircraft.

The advance payment base prices will be further increased or decreased by Boeing not later than twenty-five (25) months prior to the scheduled month of delivery, as required to reflect the effects of (i) any adjustments in the basic prices of such Option Aircraft, as determined in accordance with the provisions of the definitive purchase agreement, and (ii) the then-current forecasted escalation factors used by Boeing.



P.A.  No.  1663
K/UAL

Attachment No. 15
United Air Lines, Inc.
1663-5A  Page 5


                [*CONFIDENTIAL MATERIAL OMITTED AND FILED
                SEPARATELY WITH THE SECURITIES AND EXCHANGE
                COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                TREATMENT]


        4.4     Advance Payments.

                Buyer shall pay to Boeing advance payments for each Option Aircraft on the dates determined pursuant to the schedule below in amounts equal to the product of (i) the percentages indicated in such schedule (each expressed as a decimal), and (ii) the Advance Payment Base Price adjusted as of the date the advance payment is due Boeing.


                                      Amount Due per Option Aircraft
                                             (Percentage times
Due Date of Payment                     Advance Payment Base Price)


         [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
         REQUEST FOR CONFIDENTIAL TREATMENT]



P.A.  No. 1663
K/UAL


Attachment No. 15
United Air Lines, Inc.
1663-5A   Page 6



         [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
         REQUEST FOR CONFIDENTIAL TREATMENT]



Each of the foregoing advance payments will be credited against the purchase price of the appropriate Option Aircraft and the balance of such purchase price will be due upon Option Aircraft delivery.


         [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
         REQUEST FOR CONFIDENTIAL TREATMENT]


P.A.  No.  1663
K/UAL

Attachment No. 15
United Air Lines, Inc.
1663-5A  Page 7


5.     Option Exercise.

      5.1 In the event Buyer elects to purchase an Option Aircraft under the provisions contained herein Buyer shall exercise its option by giving written or telegraphic notice to Boeing of such election and specifying the month and year of delivery of such Option Aircraft on or before [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the first day of the scheduled delivery month of such Option Aircraft.

      5.2 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]


6.     Contract Terms.

      From time to time, Buyer may request Boeing by written or telegraphic notice, to provide for specified Option Aircraft, a supplemental agreement setting forth the price for such specified Option Aircraft. Boeing shall provide such supplemental agreement not later than fifteen (15) days following the request by Buyer. Such supplemental agreement shall confirm that the applicable terms and conditions contained herein and (to the extent not inconsistent herewith) in the remainder of Purchase Agreement No. 1663, as amended and supplemented by Letter Agreements thereto, shall govern the rights and obligations of Boeing and buyer in connection with the purchase of the Option Aircraft subject thereto. If Buyer desires to exercise its option to purchase one or more Option Aircraft, Boeing and Buyer shall execute the supplemental agreement evidencing the option exercise on or before the option exercise date for the applicable Option Aircraft.

P.A.  No. 1663
K/UAL

Attachment No. 15
United air Lines, Inc.
1663-5A   Page 8


7.     Effect of Failure to Exercise or Cancellation.

      In the event of any failure to execute a supplemental agreement on or before the option exercise date for any Option Aircraft, all rights and obligations of Boeing and Buyer with respect to the Option Aircraft so affected shall thereupon terminate and be without further force and effect, except that Boeing will promptly refund to Buyer, without interest, all advance payments, less the Deposits, received by Boeing from Buyer pursuant to paragraph 4 above for such Option Aircraft.

      If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By

Its

ACCEPTED AND AGREED TO THIS

Date:           , 1995

UNITED AIR LINES, INC.

By

Its


P.A.  No. 1663
K/UAL

Attachment No. 16 to
Supplemental Agreement No. 3
Purchase Agreement No. 1663
Page 1

     Aircraft Loadability for the "B" Market Aircraft

For the purpose of flexible operational loadability, the "B" Market Aircraft as defined in Exhibit A-2 to the Purchase Agreement shall not exceed the center of gravity loading limits defined in subparagraph A below. The following assumptions shall be utilized in the analysis:

  Configuration specification, Rev. T, UAL 303 passenger TRI
  Class (ICX-6115A) interior configuration with changes per UAL Detail Specification, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUESTS FOR CONFIDENTIAL TREATMENT], plus PW 4090 engines, and 632,500 MTOW.

  Passenger weight including carry-on baggage weight allowance of 195 lbs. each.

  Passenger check baggage weight allowance of 65 lbs. per passenger.

  Cargo capacity as determined by container and bulk pit usable volume and a cargo density of ten (10) lbs. per cubic foot.

             A.     The loading limit restrictions shall be:

                    (1)  Fwd limit  = 0.15  (Nx)  (195)  (p-pf)
                    (2)  Rear Limit = 0.15  (Nx)  (195)  (p-pf)

                    where:

                    Nx    =  max passenger count in the coach class
                             section of the airplane

                    P     =  centroid of the passenger seats in the
                             coach class section

                    pf    =  centroid of those passenger seats in
                             the coach class section that are
                             forward of "p"

                    pr    =  centroid of those passenger seats in
                             the coach class section that are aft
                             of "p"

                    The above restrictions shall be further
increased by applicable movement of crew, passengers, landing gear, flaps and slats.

P.A.  No. 1663                SA-3-1
K/UAL

Attachment No. 16 to
Supplemental Agreement No. 3
Purchase Agreement No. 1663
Page 2

        B. Inflight loading limits shall be the aerodynamic center of gravity limits restricted by the loading limit estimate plus the effect of fuel loading and burnout cases. The fuel loading and burnout cases shall be as many points in the fuel management schedule as constitute adverse forward and rear balance cases. FAR minimum reserve and full fuel shall be particular points of compliance.

        C. Loading assumptions shall include the following passenger load factor combination.

               (1)     30%  FC/40%   BC/100%  EC

               (2)     100% FC/100%  BC/30%   EC

               (3)     100% FC/100%  BC/100%  EC

               Cargo loading assumes a full compliment of LD-3 containers (158 cu ft/cont - 18 in the forward hold and 14 in the aft hold). Cargo distribution extremes shall assume a front hold to rear hold total weight ratio of 1.5 to 1 or 1 to 1.5. For this analysis, the forward loading case will have 28,440 lb. in the forward hold, 18,960 lb. in the aft hold and 6,000 lb. in the bulk cargo pit. Aft loading cases shall have 14,746 in the forward hold, 22,120 in the aft hold and 6,000 lb. in the bulk cargo pit. Combined front and combined rear pit centroids shall be used. Baggage allowance shall be employed only to validate that passengers and bags can be carried.

               To preclude the aircraft from tipping on its tail, the Aircraft center of gravity shall be at least six (6) inches forward of the centerline of the main landing gear axles under both of the following cases:

               (1)     Manufacturer's empty weight, plus

               (2)     Standard items as set forth in UAL Detail
Specification, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT], plus

               (3)     FAR minimum reserve fuel, or 26,000 lb.
whichever is higher.

        D.     Where Aircraft weight and center of gravity are
determined by:

               (1)     Operating empty weight, plus

               (2) Critical passenger load, relocated aft as per emergency evacuation, plus


P.A.  No. 1663                SA-3-2
K/UAL
Attachment No. 16 to
Supplemental Agreement No. 3
Purchase Agreement No. 1663
Page 3


               (3) Tail heavy cargo distribution (assumes a full compliment of LD-3 containers) of 1 lb. in the forward hold for every 2 lb. in the aft hold. For this analysis: 22,120 lb. in the aft hold, 6,000 lb. in the bulk cargo pit, and 11,060 in the forward hold.

               (4)     FAR minimum reserve fuel or 26,000 lb.
whichever is higher.

P.A.  No. 1663                SA-3-3
K/UAL
Attachment No. 17
6-1162-RCN-926


United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:     Letter Agreement No. 6-1162-RCN-926
             Purchase Agreement No. 1663
             [*CONFIDENTIAL MATERIAL OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE
             COMMISSION PURSUANT TO A REQUEST FOR
             CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement No. 1663 dated as of even date herewith (the Purchase Agreement) between The Boeing Company (Boeing), and United Air Lines, Inc. (United) relating to the sale by Boeing and the purchase by United of thirty-four (34) Model 777-222 aircraft (hereinafter referred to as the Aircraft).

This letter, when accepted by Buyer will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1663
K/UAL

Attachment No. 17
United Air Lines, Inc.
6-1162-RCN-926     Page 2


       1.   Definitions

       [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
       THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A.  No. 1663
K/UAL
Attachment No. 17
United Air Lines, Inc.
6-1162-RCN-926    Page 3


       [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
       THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A.  No. 1663
K/UAL
Attachment No. 17
United Air Lines, Inc.
6-1162-RCN-926    Page 4



       [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
       THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A.  No. 1663
K/UAL
Attachment No. 17
United Air Lines, Inc.
6-1162-RCN-926     Page 5


       [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
       THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A.  No. 1663
K/UAL
Attachment No. 17
United Air Lines, Inc.
6-162-RCN-926     Page 6



       [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
       THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]



       5.   Privileged and Confidential Treatment.

            Buyer understands and agrees that this Letter Agreement is considered by Boeing to be privileged and confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as privileged and confidential and will not, without the prior written consent to Boeing, disclose this Letter Agreement or any information contained herein to any entity or person.

       6.   Assignment.

            Neither party may assign this Letter Agreement or any portion or rights or obligations thereof without the express written approval of the other party.


P.A.  No. 1663
K/UAL
Attachment No. 17
United Air Lines, Inc.
6-1162-RCN-926   Page 7

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY



By  /s/  R. C. Nelson
Its  Attorney-in-Fact

ACCEPTED AND AGREED TO THIS

Date:  October 27, 1990

UNITED AIR LINES, INC.

By  /s/  Douglas A. Hacker

Its  Senior Vice President and
     Chief Financial Officer